                                                                    EXHIBIT 10.9

                                AMENDMENT NO. 1

                                      TO

                               CREDIT AGREEMENT


          AMENDMENT NO. 1 dated as of December 30, 1997 ("Amendment No. 1") to the Credit Agreement dated as of October 27, 1997 (the "Credit Agreement"), among HORIZON VESSELS, INC., a Delaware corporation, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (together, the "Borrowers"), HORIZON OFFSHORE, INC., a Delaware corporation (the "Guarantor") and DEN NORSKE BANK ASA, a Norwegian banking corporation (the "Lender").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to the Credit Agreement, the Lender made available to the Borrowers a loan facility of up to USD 16,000,000 (the "Loan"), as evidenced by the secured promissory note of the Borrowers dated October 27, 1997 (the "Note"); and

     WHEREAS, the Lender has agreed to make an additional USD 4,000,000 available to the Borrowers for working capital purposes, subject to such additional amount being governed by the terms and conditions of the Credit Agreement as amended hereby and evidenced by the Amended and Restated Promissory Note of the Borrowers dated the date hereof, substantially in the form of Exhibit A hereto; and

     WHEREAS, as security for the Loan, as increased by this Amendment No. 1, the U.S. flag lay barge LONE STAR HORIZON (ex LB 280), Official No. 285456 (the "New Vessel") will be added to the United States First Preferred Fleet Mortgage referred to in the Credit Agreement.

     NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

     1.   The Definitions of the Credit Agreement are hereby amended as follows:
          (a) The definition of "Commitment" is hereby amended to read as follows:
               "Commitment" means a maximum of USD 20,000,000.00 as it may be reduced from time to time pursuant to the provisions of this Agreement.

          (b) The definition of "Facility A" is hereby amended to read as follows:

               "Facility A" means the USD 13,000,000.00 senior secured term loan provided for in Section 2 of this Agreement.

          (c) The definition of "Loan Documents" is hereby amended to read as follows:

               "Loan Documents" means this Agreement, the Mortgages, the Security Agreement, the Support Agreement, the Guaranty, the Holding Account Agreement, the Note, and the Amendment Documents, as each may be amended, supplemented, restated or endorsed from time to time.

          (d) The definition of "Note" is hereby amended to read as follows:

               "Note" means the Amended and Restated Promissory Note of the Borrowers, substantially in the form of Exhibit A to Amendment No. 1.

          (e) The definition of "Vessels" is hereby amended to read as follows:

               "Vessels" means the four (4) U.S. flag barges and the one (1) Vanuatu flag barge listed on Schedule 1 attached to Amendment No. 1.

          (f) The following new definitions are hereby added to the Definitions of the Credit Agreement:

               "Amendment Date" means December ___, 1997.

               "Amendment No. 1" means the Amendment No. 1 to the Credit Agreement dated as of December __, 1997.

               "New Vessel" means the United States flag vessel LONE STAR HORIZON, Official No. 285456.

     2. Term Loan. Section 2.1 of the Credit Agreement is hereby amended to read as follows:

     "2.1 Term Loan.

               (a) Upon the terms and subject to the conditions herein set forth, the Lender agrees during the Term Loan Period to make the senior secured term loan to the Borrowers in one or more Advances in a total principal amount not to exceed USD 13,000,000.00.

               (b) Facility A will be advanced in minimum increments of USD 100,000.00.

               (c) Up to USD 13,000,000 in Facility A Advances may be advanced upon the execution by Borrower of an amendment to the Mort gages, increasing the amounts secured thereby to USD 20,000,000 and adding the New Vessel to the operation of the United States First Preferred Fleet Mortgage."

     3. Repayment of Facility A. Section 7.2 of the Credit Agreement is hereby amended to read as follows:

          "7.2 Repayment of Facility A. All amounts outstanding under Facility A shall be repaid by the Borrowers in forty-seven (47) monthly installments of USD 275,000 each payable on each Interest Payment Date commencing on July 31, 1998, plus a final installment of all outstanding principal and interest on the Maturity Date or in a lesser number of installments depending upon the aggregate amount of Advances made under Facility A; provided, however, that, in any event, the final installment shall be in an amount sufficient to pay all amounts due under this Agreement and the Note."

     4.   Conditions Precedent.

     4.1 Documents Required as Conditions Precedent to Amendment No. 1. The effectiveness of the modifications to the Credit Agreement contemplated by this Amendment No. 1 is subject to the condition precedent that the Lender shall have received at or prior to the

Amendment Date all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Lender and its counsel:

          (a) Each of the following documents (the "Amendment Documents") shall have been duly authorized and executed with original counterparts thereof delivered to the Lender:

               (i)  This Amendment No. 1;

               (ii) The Amended and Restated Promissory Note of Borrowers, substantially in the form of Exhibit A to this Amendment No. 1;

               (iii) Amendment No. 1 to the United States First Preferred Fleet Mortgage;

               (iv) Amendment No. 1 to Vanuatu First Preferred Ship Mortgage;

               (v) Ratification of Guaranty executed by Guarantor; and

               (vi) Ratification of Support Agreement executed by Elliott.

          (b) The Borrowers and the Guarantor shall have each delivered to the Lender evidence of good standing, a certificate of incumbency and duly certified resolutions of their respective Boards of Directors and all such other corporate documentation authorizing each to enter into the transactions contemplated by this Amendment No. 1.

          (c) The Lender shall have received an opinion of Borrowers' and Guarantor's counsel in form and substance satisfactory to the Lender.

          (d) The representations and warranties contained in Section 11 of the Credit Agreement shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article 14 of the Credit Agreement and no event which, with the lapse of time or the giving of notice and the lapse of time specified in Article 14 of the Credit Agreement, would become such an Event of Default, shall have occurred and be continuing.

          (e)  [Intentionally Omitted]

          (f) Horizon Vessels, Inc. shall have provided to the Lender evidence that it is the 100% owner of the New Vessel.

          (g) The Borrowers shall have provided to the Lender evidence of the insurance maintained on the New Vessel in form and substance satisfactory to the Lender.

          (h) The Borrowers shall have paid a facility fee to the Lender in the amount of USD 80,000.

     4.2 Waiver of Conditions Precedent. All of the conditions precedent contained in this Section 4 are for the sole benefit of the Lender and the Lender may waive any of them in its absolute discretion, and on such conditions as it deems proper.

     5. Representations of the Borrowers and Guarantor. The Borrowers and the Guarantor represent and warrant that:

          (a) Each of the Borrowers and the Guarantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite power and authority (i) to carry on its business as presently conducted; and (ii) to enter into and perform its obligations under the Amendment Documents.

          (b) The execution, delivery and performance by each of the Borrowers and the Guarantor of the Amendment Documents and any other instrument or agreement provided for by this Amendment No. 1 to which it is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Certificate of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 1) in the creation of any security interests, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound other than is in favor of the Lender; the Amendment Documents have been duly executed and delivered by the Borrowers and the Guarantor and constitute the respective legal, valid and binding agreements, enforceable in accordance with the respective terms thereof as to which each of the Borrowers and the Guarantor is a party. The enforceability of this Amendment No. 1, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights or creditors and to general equity principles.

          (c) Except as set forth in the Credit Agreement, there are no suits or proceedings pending or to its knowledge threatened against or affecting any Borrower or Guarantor which if adversely determined would have a material adverse effect upon its business, financial condition or operations.

          (d) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 1 or any other Amendment Document or any instrument contemplated herein or therein. The Borrowers are the holder of all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by them.

     6. Expenses. The Borrowers and the Guarantor agree to promptly, whether or not the modifications to the Credit Agreement contemplated by this Amendment No. 1 become effective, (x) reimburse the Lender for all fees and disbursements of external counsel to the Lender and all reasonable out of pocket fees and disbursements of the Lender incurred in connection with the preparation, execution and delivery of this Amendment No. 1 and all other documents referred to herein, and all amendments or waivers to or termination of this Amendment No. 1 or any agreement referred to herein; and (y) reimburse the Lender for all fees and disbursements of internal and external counsel to the Lender and all reasonable out of pocket fees, disbursements and travel-related expenses of the Lender incurred in connection with the protection of the rights of the Lender under this Amendment No. 1 and all other documents referred to herein, whether by judicial proceedings or otherwise. The obligations of the Borrowers and the Guarantor under this Section 6 shall survive payment of the Loan.

     7. Wherever and in each such place the term "Credit Agreement" is used throughout the Credit Agreement, such term shall be read to mean the Credit Agreement as amended by this Amendment No. 1.

     8. Except as specifically amended by this Amendment No. 1, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     9. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement.

     10. THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to Credit Agreement on the date first written above.

                              HORIZON OFFSHORE CONTRACTORS, INC.


                              By:/s/ David W. Sharp
                                 --------------------------------------
                                 Name:David W. Sharp
                                      ---------------------------------
                                 Title:Secretary
                                       --------------------------------


                              HORIZON VESSELS, INC.


                              By:/s/ David W. Sharp
                                 --------------------------------------
                                 Name:David W. Sharp
                                      ---------------------------------
                                 Title:Secretary
                                       --------------------------------

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

                              HORIZON OFFSHORE, INC.


                              By:/s/ David W. Sharp
                                 --------------------------------------
                                 Name:David W. Sharp
                                      ---------------------------------
                                 Title:Chief Financial Officer, Secretary
                                       and Treasurer
                                       --------------------------------

                              DEN NORSKE BANK ASA


                              By:/s/ Byron L. Cooley
                                 --------------------------------------
                                 Name:Byron L. Cooley
                                      ---------------------------------
                                 Title:Senior Vice President
                                       --------------------------------

                              By: /s/  Morten Bjornsen
                                 --------------------------------------
                                 Name: Morten Bjornsen
                                      ---------------------------------
                                 Title: Senior Vice President
                                       --------------------------------

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